                                DECEMBER 15, 2000
                    REVISED DART 2000-1 DISTRIBUTION SUMMARY

                COLLECTION ACCOUNT
                                                                           12/15/00           12/15/00           02/15/01
WIRE/DEPOSIT TO:                       IN CONSIDERATION OF:            IN THE AMOUNT OF:  IN THE AMOUNT OF:  IN THE AMOUNT OF:
----------------                       --------------------            -----------------  -----------------  -----------------
1.  Premier Auto Finance, Inc.         Reimburse Previous Advances                  0.00               0.00               0.00
                                       Excess Coverage                              0.00               0.00               0.00

2.  Bank of New York                   Indenture Trustee Fee                        0.00               0.00               0.00

3.  Chase                              Owner Trustee Fee                            0.00               0.00               0.00

4.  Premier Auto Finance, Inc.         Servicing Fees                         543,466.30               0.00         (1,442.69)(2)
                                       Late Fees                               79,536.90               0.00               0.00
                                                                          --------------    ---------------    ---------------
                                       Total Servicing Fees                   623,003.20               0.00         (1,442.69)

5.  Note Distribution Account          Note Interest                        3,734,161.56               0.00         (9,651.57)(3)

6.  Certificate Distribution Account   Certificate Interest                    87,068.70               0.00               0.00

7.  Note Distribution Account          Principal Payable                   27,169,180.58     (1,731,222.28)(1)            0.00

8.  Certificate Distribution Account   Principal Payable                            0.00               0.00               0.00

9.  Reserve Fund                       Funding                                      0.00               0.00               0.00

                                                                          --------------    ---------------    ---------------
TOTAL AMOUNT WIRED/DEPOSITED:                                              31,613,414.04     (1,731,222.28)        (11,094.26)
                                                                          ==============    ===============    ===============


                 RESERVE ACCOUNT
                                                                           12/15/00          12/15/00           02/15/01
WIRE/DEPOSIT TO:                       IN CONSIDERATION OF:            IN THE AMOUNT OF:  IN THE AMOUNT OF:  IN THE AMOUNT OF:
----------------                       --------------------            -----------------  -----------------  -----------------

1. Collection Account                  Collection Shortfall                 2,491,542.26               0.00      (1,742,450.36)(4)
                                                                          --------------    ---------------    ---------------
TOTAL AMOUNT WIRED/DEPOSITED:                                               2,491,542.26               0.00      (1,742,450.36)
                                                                          ==============    ===============    ===============


                COLLECTION ACCOUNT
                                                                           REVISED
WIRE/DEPOSIT TO:                       IN CONSIDERATION OF:              CERTIFICATE
----------------                       --------------------              -----------
1.  Premier Auto Finance, Inc.         Reimburse Previous Advances                0.00
                                       Excess Coverage                            0.00

2.  Bank of New York                   Indenture Trustee Fee                      0.00

3.  Chase                              Owner Trustee Fee                          0.00

4.  Premier Auto Finance, Inc.         Servicing Fees                       542,023.61
                                       Late Fees                             79,536.90
                                                                       ---------------
                                       Total Servicing Fees                 621,560.51

5.  Note Distribution Account          Note Interest                      3,724,509.99

6.  Certificate Distribution Account   Certificate Interest                  87,068.70

7.  Note Distribution Account          Principal Payable                 25,437,958.30

8.  Certificate Distribution Account   Principal Payable                          0.00

9.  Reserve Fund                       Funding                                    0.00

                                                                       ---------------
TOTAL AMOUNT WIRED/DEPOSITED:                                            29,871,097.50
                                                                       ===============


                 RESERVE ACCOUNT
                                                                           REVISED
WIRE/DEPOSIT TO:                       IN CONSIDERATION OF:              CERTIFICATE
----------------                       --------------------              -----------

1. Collection Account                  Collection Shortfall                 749,091.90
                                                                       ---------------
TOTAL AMOUNT WIRED/DEPOSITED:                                               749,091.90
                                                                       ===============



/S/ Randall S. Royer
---------------------------------------
VP - Assistant Treasurer


/S/ Gil Van Over
---------------------------------------
EVP - Chief Operating Officer



                                    N O T E S
--------------------------------------------------------------------------------

1) Correction for October under payment of $243,442.68 and November under payment of $1,487,779.60. Actual cash sent to DTC was $27,169,180.58. Had the October and November under payment not occurred, the payment to DTC would have been $25, 437,958.30.
2)   Servicing Fee was calculated based on an incorrect beginning balance.
3) The $4,678.30 under payment of September principal, the $243,442.68 under payment of October principal and the $1,487,779.60 under payment of November principal resulted in an over payment of interest. The Servicer will fund the overpayment of interest to the Trust.
4)   Correction to the Reserve Fund after all adjustments.

              (REVISED) DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

  190,000,000.00     6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
  274,000,000.00     7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
  168,000,000.00     7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
   83,251,000.00     7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
   24,470,000.00     7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
   13,175,591.56     7.93% Dealer Auto Receivables Asset-Backed Certificates

                                 MONTHLY REPORT
                   FOR THE DECEMBER 15, 2000 DISTRIBUTION DATE

A    CALCULATION OF AVAILABLE AMOUNTS

  1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                                 $22,935,109.18
                                                                                                                      --------------
  2 Available Interest (as defined in Article I of the Sale and Servicing Agreement)                                   $6,107,333.44
                                                                                                                      --------------
  3 Available Amounts (l. plus 2.)                                                                                    $29,042,442.62
                                                                                                                      --------------

B    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT                                                                    $25,437,958.30
                                                                                                                      --------------
     (as defined in Article I of the Sale and Servicing Agreement)

C    CALCULATION OF NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT                                                       $25,437,958.30
                                                                                                                      --------------

  1 Note Percentage for such Distribution Date

     (a) for each Distribution Date to but excluding the Distribution Date
         on which the principal amount of the Class B Notes is reduced to zero                                               100.00%
                                                                                                                      --------------

     (b) after the principal amount of the Class B Notes have been reduced to zero                                             0.00%
                                                                                                                      --------------

  2 Principal Distributable Amount (from B)                                                                           $25,437,958.30
                                                                                                                      --------------

  3 Note Monthly Principal Distributable Amount for

     (a) Class A-1 Notes                                                                                              $25,437,958.30
                                                                                                                      --------------

     (b) Class A-2 Notes                                                                                                       $0.00
                                                                                                                      --------------

     (c) Class A-3 Notes                                                                                                       $0.00
                                                                                                                      --------------

     (d) Class A-4 Notes                                                                                                       $0.00
                                                                                                                      --------------

     (e) Class B Notes                                                                                                         $0.00
                                                                                                                      --------------

     (f) Note Principal Carryover Shortfall                                                                                    $0.00
                                                                                                                      --------------

D    CALCULATION OF NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT

  1 Class A-1 Interest Rate                                                                                                    6.69%
                                                                                                                      --------------

  2 Class A-2 Interest Rate                                                                                                    7.01%
                                                                                                                      --------------

  3 Class A-3 Interest Rate                                                                                                    7.07%
                                                                                                                      --------------


                                  Page 4 of 11

  4 Class A-4 Interest Rate                                                                                                    7.12%
                                                                                                                      --------------

  5 Class B Interest Rate                                                                                                      7.46%
                                                                                                                      --------------

  6 Class A-1 Note Interest Distributable Amount                                                                         $487,989.48
                                                                                                                      --------------

  7 Class A-2 Note Interest Distributable Amount                                                                       $1,600,616.67
                                                                                                                      --------------

  8 Class A-3 Note Interest Distributable Amount                                                                         $989,800.00
                                                                                                                      --------------

  9 Class A-4 Note Interest Distributable Amount                                                                         $493,955.93
                                                                                                                      --------------

  10 Class B Note Interest Distributable Amount                                                                          $152,121.83
                                                                                                                      --------------

  11 Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                                          $0.00
                                                                                                                      --------------

  12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8,
      D.9, D.10 and D.11)                                                                                              $3,724,483.91
                                                                                                                      --------------

E    CALCULATION OF NOTE DISTRIBUTABLE AMOUNT (SUM OF C.3 PLUS D.12.)                                                 $29,162,442.21
                                                                                                                      --------------

F    CALCULATION OF CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT

  1 Certificate Balance                                                                                               $13,175,591.56
                                                                                                                      --------------

  2 Principal Distributable Amount                                                                                             $0.00
                                                                                                                      --------------

  3 Certificate Percentage for each respective Distribution Date

  3  (a) for each Distribution Date to but excluding the Distribution Date
         on which the Principal Amount of the Class B Notes is reduced to zero                                                 0.00%
                                                                                                                      --------------

  3  (b) on the Distribution Date on which the Principal Amount of the Class
         B Notes is reduced to zero
                                                                                                                      --------------

  3  (c) thereafter                                                                                                          100.00%
                                                                                                                      --------------

  4  (a) Principal Distributable Amount multiplied by the Certificate Percentage
          for such Distribution Date                                                                                           $0.00
                                                                                                                      --------------

  4  (b) Certificate Principal Carryover Shortfall for such Distribution Date                                                  $0.00
                                                                                                                      --------------

  5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                                   $0.00
                                                                                                                      --------------

G    CALCULATION OF CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT

  1 Certificate Pass-Through Rate                                                                                              7.93%
                                                                                                                      --------------

  2  (a) Certificate Monthly Interest Distributable Amount                                                                $87,068.70
                                                                                                                      --------------

  2  (b) Certificate Interest Carryover Shortfall for such Distribution Date                                                   $0.00
                                                                                                                      --------------

  3 Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                                    $87,068.70
                                                                                                                      --------------

H    CALCULATION OF CERTIFICATE DISTRIBUTABLE AMOUNT (SUM OF F.5 AND G.3)                                                 $87,068.70
                                                                                                                      --------------


                                  Page 5 of 11

I    FEES

  1 The Monthly Servicing Fee for such Distribution Date                                                                 $542,023.61
                                                                                                                      --------------
    (1/12 of the product of 1% and the Aggregate Principal Balance of the
    Contracts as of the beginning of the preceding Distribution Date)

  2 Late Payment Penalty Fees for such Distribution Date                                                                  $79,536.90
                                                                                                                      --------------

  3 Extension Fees for such Distribution Date                                                                                  $0.00
                                                                                                                      --------------

  4 Indenture Trustee Fee for such Distribution Date                                                                           $0.00
                                                                                                                      --------------

  5 Owner Trustee Fee for such Distribution Date                                                                               $0.00
                                                                                                                      --------------

J    CALCULATION OF THE AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE

  1 The amount of funds deposited into the Collection Account pursuant to
    Section 5.05(b) of the Sale and Servicing Agreement with respect to the
    related Due Period                                                                                                $29,121,979.52
                                                                                                                      --------------

     a   All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late
         Payment Penalty Fees and Extensions Fees for related Due Period                                              $28,615,279.11
                                                                                                                      --------------

     b   All Net Liquidation Proceeds                                                                                    $403,730.78
                                                                                                                      --------------

     c   The aggregate of the Repurchase Prices for Contracts required to be repurchased by the Depositor as described in Section 7.05 of the Sale
         and Servicing Agreement                                                                                               $0.00
                                                                                                                      --------------

     d   All Advances made by Servicer pursuant to Section 7.02 of the Sale and
         Servicing Agreement                                                                                                   $0.00
                                                                                                                      --------------

     e   All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in Section 7.07 of the Sale and
         Servicing Agreement                                                                                                   $0.00
                                                                                                                      --------------

     f   All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as
         contemplated in Section 5.05(b) of the Sale and Servicing Agreement                                             $102,969.63
                                                                                                                      --------------

     g   Total amount of funds deposited into the Collection Account pursuant to
         Section 5.05(b)                                                                                              $29,121,979.52
                                                                                                                      --------------
         (the sum of a. through g.)

  2 The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iv) of Section 7.03(a) of the Sale and
    Servicing Agreement with respect to related Due Period                                                               $621,560.51
                                                                                                                      --------------

     a   Amounts to be paid to the Servicer as the Reimbursement Amount in
         accordance with Section 7.02 of the Sale and Servicing Agreement                                                      $0.00
                                                                                                                      --------------

     b   Amounts to be paid to the Servicer in respect to the Servicing Fee for
         the related Due Period                                                                                          $621,560.51
                                                                                                                      --------------

     c   Amounts to be paid to the Indenture Trustee in respect of the Indenture
         Trustee Fee for the related Due Period                                                                                $0.00
                                                                                                                      --------------

     d   Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee
          for related Due Period                                                                                               $0.00
                                                                                                                      --------------

     e   Total amount of funds permitted to be withdrawn from the Collection
         Account pursuant to clauses (i) through (iv) Section 7.03(a) of the
         Sale and Servicing Agreement with respect to the related
         Due Period (sum of a. through d.)                                                                               $621,560.51
                                                                                                                      --------------


                                  Page 6 of 11

  3 The Available Amounts (not including amounts from Reserve Fund Account)
    for such Distribution Date available to pay Note Distributable Amounts
    and Certificate Distributable Amounts                                                                             $28,500,419.01
                                                                                                                      --------------
    (1(g) minus 2(e))

K    THE SHORTFALL OF AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE TO PAY EITHER
     THE NOTE DISTRIBUTABLE AMOUNT OR THE CERTIFICATE DISTRIBUTABLE AMOUNT                                               $749,091.90
                                                                                                                      --------------
     (the Available Amounts for such Distribution Date minus the sum of the Note
     Distributable Amount as set forth in E. and the Certificate Distributable
     Amount as set forth in H.)

L    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE
     TO COVER THE NOTE INTEREST DISTRIBUTABLE AMOUNT                                                                           $0.00
                                                                                                                      --------------

M    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE
     TO COVER THE CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT                                                                    $0.00
                                                                                                                      --------------

N    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE
     TO COVER THE NOTE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                    $749,091.90
                                                                                                                      --------------

O    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE
     TO COVER THE CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                   $0.00
                                                                                                                      --------------

P    INTEREST EARNINGS ON THE RESERVE FUND.                                                                              $130,321.08
                                                                                                                      --------------

Q    THE AMOUNT ON DEPOSIT IN THE RESERVE FUND AFTER GIVING EFFECT TO DEPOSITS
     AND WITHDRAWALS THEREFROM ON SUCH DISTRIBUTION DATE                                                               24,800,786.70
                                                                                                                      --------------

R    THE SPECIFIED RESERVE FUND AMOUNT FOR SUCH DISTRIBUTION DATE WILL BE AN
     AMOUNT EQUAL TO THE LESSER OF (i) THE AGGREGATE UNPAID PRINCIPAL BALANCE OF
     THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS
     A-4 NOTES AND THE CLASS B NOTES AND THE CERTIFICATE BALANCE AS OF SUCH
     DISTRIBUTION DATE, AND (ii) THE GREATER OF:

     (a)  4.25% of the aggregate unpaid principal balance of the Class A-1
          Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4
          Notes and the Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1
          Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

     (b)  1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                              40,624,374.64
                                                                                                                      --------------


                                  Page 7 of 11

S    THE POOL FACTOR

                               Factor immediately Before        Factor immediately After
                               such Distribution Date           such Distribution Date

             Class A-1 Note   1      0.4606934                7     0.3268094
                                ---------------                 --------------

             Class A-2 Note   2      1.0000000                8     1.0000000
                                ---------------                 --------------

             Class A-3 Note   3      1.0000000                9     1.0000000
                                ---------------                 --------------

             Class A-4 Note   4      1.0000000               10     1.0000000
                                ---------------                 --------------

             Class B Note     5      1.0000000               11     1.0000000
                                ---------------                 --------------

             Certificate      6      1.0000000               12     1.0000000
                                ---------------                 --------------

T    DELINQUENT CONTRACTS

  1 31-60 Days                                                                                             1,562      $18,159,053.67
                                                                                                  ----------------------------------

  2 61-90 Days                                                                                               321       $3,804,418.60
                                                                                                  ----------------------------------

  3 91 or More Days                                                                                          165       $1,986,092.75
                                                                                                  ----------------------------------

          Total Delinquent Receivables                                                                     2,048      $23,949,565.02
          60+ Days Delinquencies as Percentage of Receivables                                                                  0.93%

          Delinquency Ratio for Second Preceding Collection Period                                                             0.77%
          Delinquency Ratio for Preceding Collection Period                                                                    0.88%
          Delinquency Ratio for Current Collection Period                                                                      0.93%
          Average Delinquency Ratio                                          (Reserve Fund Trigger Event >= 2.0%)              0.86%

U    DEFAULTED CONTRACTS

  1 Total Defaulted Contracts for the Due Period                                                             310       $2,880,662.15
                                                                                                                --------------------

  2 Identity (attach)

  3 Liquidation proceeds for the Due Period                                                                              $433,005.91
                                                                                                                --------------------

  4 Liquidation expenses for the Due Period                                                                               $29,275.13
                                                                                                                --------------------

  5 Net Liquidation Proceeds for the Due Period                                                                          $403,730.78
                                                                                                                --------------------

  6 Net Liquidation Losses for the Due Period                                                                          $2,476,931.37
                                                                                                                --------------------

       Pool Balance at Beginning of Collection Period                                                                $650,428,337.33
       Net Loss Ratio for Current Collection Period                                                                            4.57%

       Net Loss Ratio for Second Preceding Collection Period                                                                   5.23%
       Net Loss Ratio for Preceding Collection Period                                                                          4.21%
       Net Loss Ratio for Current Collection Period                                                                            4.57%
       Average Net Loss Ratio                                             (Reserve Fund Trigger Event >= 2.5%)                 4.67%


                                  Page 8 of 11

V    ADVANCES

  1 Unreimbursed Advances prior to such Distribution Date                                                                $706,569.65
                                                                                                                --------------------

  2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for
    such unreimbursed Advances                                                                                                 $0.00
                                                                                                                --------------------

  3 Amount of Delinquent Interest for the related Due Period                                                                   $0.00
                                                                                                                --------------------

  4 Amount of new Advances on such Distribution Date (if such amount is less                                                   $0.00
    than the amount of Delinquent Interest, attach the certificate required by                                  --------------------
    Section 7.02 of the Sale and Servicing Agreement)

  5 Total of unreimbursed Advances after new Advances on such Distribution Date                                          $706,569.65
                                                                                                                --------------------

W    REPURCHASED CONTRACTS

  1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale
    and Servicing Agreement                                                                                                        0
                                                                                                                --------------------

  2 Principal Amount of such Contracts                                                                                         $0.00
                                                                                                                --------------------

  3 Related Repurchase Price of such Contracts                                                                                 $0.00
                                                                                                                --------------------

X    CONTRACTS

  1 Number of Contracts as of beginning of Due Period                                                                         56,448
                                                                                                                --------------------

  2 Principal Balance of Contracts as of beginning of Due Period                                                      650,428,337.33
                                                                                                                --------------------

  3 The weighted average Contract Rate of the Contracts as of the beginning of
    the Due Period                                                                                                            11.61%
                                                                                                                --------------------

  4 The weighted average remaining term to maturity of the Contracts as of the
    beginning of the Due Period                                                                                                44.15
                                                                                                                --------------------

  5 Number of Contracts as of end of Due Period                                                                               55,274
                                                                                                                --------------------

  6 Principal Balance of Contracts as of end of Due Period                                                            624,990,379.03
                                                                                                                --------------------

  7 The weighted average Contract Rate of the Contracts as of the end of the Due Period                                       11.61%
                                                                                                                --------------------

  8 The weighted average remaining term to maturity of the Contracts as of the end of the Due Period                           43.39
                                                                                                                --------------------

                                NET LOSS ADDENDUM
                       SECTION "U" OF SERVICER CERTIFICATE

Due to an error in the original reporting of Defaulted Contracts on the Servicer Certificate initially filed, we are reporting revised numbers for the amount of Defaulted Contracts and the Net Loss Ratios.

FOR THE PERIOD ENDING 11/30/00             ORIGINALLY      REVISED      ACTUAL*
SERVICING REPORT DATED 12/15/00             REPORTED        8K-A         LOSS
                                           ----------      -------      -------
Net Loss Ratio for Current Month             3.71%          4.57%        1.84%
Net Loss Ratio for Previous Month            1.63%          4.21%        0.76%
Net Loss Ratio for 2nd Previous Month        1.27%          5.23%        0.25%
Net Loss Ratio Three Month Average           2.20%          4.67%        0.95%


The difference between the Revised 8K-A and Actual Loss column is driven by the difference in the definition of a Defaulted Contract between the DART 2000-1 Servicing Agreement and the servicer's normal procedures as described in the Prospectus. Generally the servicer charges-off a contract:

1)   when the servicer deems the contract uncollectible;
2) if the financed vehicle is not repossessed, during the month when 5% or more of an installment due under the contract becomes more than 120 days past due;
3) if the financed vehicle is repossessed, when all sale proceeds, insurance claims and refunds of financed insurance policies and extended warranties have been received; or
4) when an obligor files for bankruptcy and the servicer determines that its loss is known.

The definition of a Defaulted Contract in the DART 2000-1 Sale And Servicing
     Agreement states: "DEFAULTED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) all or part of a scheduled payment under the Contract is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle, (ii) the Servicer, has in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossessed inventory for 90 days, whichever occurs first; PROVIDED, HOWEVER, in no event shall the period of time referred to in clauses (i) or (ii) extend for a combined period of longer than 120 days, or (iii) the relevant Obligor has suffered an Insolvency Event.

Two differences between the two standards account for the change in the Net Loss Ratio reported in the revised Servicer Certificate from the Net Loss Ratio calculated in accordance with the servicer's customary servicing procedures:

1) Under the DART 2000-1 Servicing Agreement the servicer must recognize the entire amount of a bankrupt account as a loss when the obligor files for bankruptcy rather than when the seller determines the actual amount of loss. Although prior experience does not necessarily predict future performance, in the servicer's experience, a majority of the accounts that file bankruptcy are collected.

2) Under the DART 2000-1 Servicing Agreement repossessions in inventory are considered to be a loss if the contract is 120 days delinquent. Traditionally the Servicer would not consider repossessions in inventory to be a loss until the car has been sold and all liquidation proceeds have been recovered and the loss is known.

*Losses as determined according to the Servicer's customary servicing procedures.

                                ADVANCE ADDENDUM
                       SECTION "V" OF SERVICER CERTIFICATE


The following table shows the amounts the servicer deposited into the Collection Account on account of Advances of Delinquent Interest, the amount of Delinquent Interest that the servicer was obligated to advance, the amount that was required to be paid to the servicer related to unreimbursed Advances and the net amount due to or payable by the servicer on account of Advances.


                                 ORIGINAL      DELINQUENT    UNREIMBURSED    ACTUAL AMOUNT
                                 ADVANCED      INTEREST        ADVANCES           DUE
September 8, 2000              $334,987.59    $185,166.89          $0.00      $185,166.89
October 5, 2000                 211,413.40     111,888.61     (14,211.19)       97,677.42
November 7, 2000                160,168.66      35,971.84     (50,395.90)      (14,424.06)
December 6, 2000                      0.00      95,974.83     (65,419.18)       30,555.66
-------------------------     ------------   ------------   ------------     ------------
Total                          $706,539.65    $429,002.18   ($130,026.27)     $298,975.91


No advance was made on December 6, 2000 since the prior advance of $706,539.65 was in excess of the $298,975.91 necessary per the Sale And Servicing Agreement. On March 6, 2001 the Servicer will be reimbursed for prior advances in excess of the amount required.